UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

PONY EXPRESS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25559	86-0860379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5295 Town Center Road – 3rd Floor, Boca Raton, FL 33486

(Address of Principal Executive Office) (Zip Code)

561-862-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

On December 17, 2004, Peter Ticktin, formerly Chairman of the Board, President and Chief Executive Officer of the Company, resigned from all positions with the Company, effective as of that date. Mr. Ticktin cited health reasons as the basis for his decision to resign all management responsibilities with the Company.

The remaining Board members, Richard S. Bee and George Haddock, appointed Richard Bee to replace Mr. Ticktin as Chairman, President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PONY EXPRESS U.S.A., INC.

Dated: December 22, 2004	By:	/s/ RICHARD S. BEE
Richard S. Bee Chief Executive Officer